UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/16/2011

RASER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32661

DELAWARE	87-0638510
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5152 North Edgewood Drive, Suite 375
Provo, Utah 84604
(Address of principal executive offices, including zip code)

(801) 765-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

Refer to Item 8.01 in this Form 8-K dated May 16, 2011.

Item 8.01.    Other Events

As disclosed in its Current Report on Form 8-K, filed on May 3, 2011, on April 29, 2011, Raser Technologies, Inc. (the "Company"), and its wholly-owned subsidiaries, filed voluntary petitions (In re: Raser Technologies, Inc., et. al, Debtors, Case No. 11-11315 (KJC) for reorganization (the "Chapter 11 Case") under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq., as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

During the pendency of the Chapter 11 Case, the Company intends to file the monthly operating reports otherwise required under the Bankruptcy Code in place of the periodic reports on Form 10-Q and Form 10-K required under the Securities Exchange Act of 1934, as amended (consistent with SEC Release No. 34-9660. and SEC Staff Legal Bulletin No. 2).

Item 9.01.    Financial Statements and Exhibits

Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

Date: May 16, 2011	By:	/s/ Nicholas Goodman
Nicholas Goodman
Chief Executive Officer